SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): October 13, 1999



                            PPT VISION, INC.
        ______________________________________________________
        (Exact name of Registrant as specified in its charter)


               Minnesota              0-11518          41-1413345
     ____________________________    __________    ___________________
     (State or other jurisdiction   (Commission     (I.R.S. Employer
          of incorporation)         File Number)   Identification No.)


               12988 Valley View Road
               Eden Prairie, Minnesota                      55344
       ________________________________________           __________
       (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (612) 996-9758

Item 5.  Other Events.

     On October 13, 1999, PPT Vision, Inc. announced that its Board of Directors had amended the terms of its Rights Amendment dated as of June 2, 1999 (the "Rights Agreement") between PPT Vision, Inc. and Norwest Bank Minnesota, N.A., as Rights Agent to enable Mr. Peter R. Peterson, a member of the Board of Directors of PPT Vision, Inc. to purchase up to thirty percent (30%) of the common stock of PPT Vision, Inc. without being deemed an "Acquiring Person" within the meaning of the Rights Agreement. The twenty percent (20%) standard for Acquiring Person under the Rights Agreement remains in effect for all other shareholders of PPT Vision, Inc.

     All other provisions of the Right Agreement remain in effect.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

               Exhibit 1.Amendment No. 1, dated as of October 13, 1999, to Rights Agreement, dated as of June 2, 1999, between the Company and Norwest Bank Minnesota, National Association is hereby incorporated by reference to Exhibit 1 of the Company's Form 8-A/A, Amendment No. 1 to Form 8-A filed via EDGAR October 19, 1999.




                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   PPT VISION, INC.


                                   By: /S/Joseph C. Christenson
                                     __________________________
                                     Joseph C. Christenson,
                                     President
Dated: October 19, 1999